Security Information






Security Purchased
Comparison Security
CUSIP
172967ER8

Issuer
CITIGROUP INC

Underwriters
Citigroup, DBSI, Goldman Sachs, Lehman
Brothers, Merrill Lynch, BoA, Barclays, BNP
Paribas, Credit Suisse, Greenwich Capital,
RBC
Capital Markets, TD Securities, Guzman & Co,
Jackson Securities, Loop Capital Markets,
Muriel
Siebert, Sandler O'Neill, Toussaint Capital
Partners, Utendahl Capital Partners,
Williams
Capital Group

Years of continuous operation, including predecessors
> 3 years

Security
C FRN 4/30/2018

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/21/2008

Total amount of offering sold to QIBs
6,000,000,000

Total amount of any concurrent public
offering
0

Total
6,000,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.60%

Rating
A2/A

Current yield
8.40%

Benchmark vs Spread (basis points)
512 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
DWS Funds





DWS Bond VIP
DWS
80,000
 $                     80,000
0.00%

DWS Core Fixed Income Fund
DWS
530,000
 $                   530,000
0.01%

DWS Core Plus Income Fund
DWS
235,000
 $                   235,000
0.00%

DWS High Income Fund
DWS
6,640,000
 $
6,640,000
0.11%

DWS High Income Plus Fund
DWS
1,325,000
 $
1,325,000
0.02%

DWS High Income Trust
DWS
800,000
 $                   800,000
0.01%

DWS Multi Market Income Trust
DWS
500,000
 $                   500,000
0.01%

DWS Short Duration Plus Fund
DWS
115,000
 $                   115,000
0.00%

DWS Strategic Income Fund
DWS
490,000
 $                   490,000
0.01%

DWS Strategic Income Trust
DWS
130,000
 $                   130,000
0.00%

Total

10,845,000
 $
10,845,000
0.18%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information






Security Purchased
Comparison Security
CUSIP
59018YN64

Issuer
MERRILL LYNCH & CO

Underwriters
Merrill Lynch, Barclays, CIBC, Citigroup,
DBSI,
Greenwich Capital Markets, Mizuho
Securities,
PNC Capital Markets, RBC Capital Markets,
SunTrust Robinson Humphrey, Wachovia, Wells
Fargo, Zions Direct

Years of continuous operation, including predecessors
> 3 years

Security
MER 6.875 4/25/2018

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Merrill Lynch

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/22/2008

Total amount of offering sold to QIBs
5,500,000,000

Total amount of any concurrent public
offering
0

Total
5,500,000,000

Public offering price
99.91

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.50%

Rating
A1/A+

Current yield
6.88%

Benchmark vs Spread (basis points)
320 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
DWS Funds





DWS Bond VIP
DWS
65,000
 $                     65,000
0.00%

DWS Core Fixed Income Fund
DWS
495,000
 $                   495,000
0.01%

DWS High Income Fund
DWS
3,155,000
 $
3,155,000
0.05%

DWS High Income Plus Fund
DWS
630,000
 $                   630,000
0.01%

DWS High Income Trust
DWS
380,000
 $                   380,000
0.01%

DWS Multi Market Income Trust
DWS
425,000
 $                   425,000
0.01%

DWS Strategic Income Fund
DWS
1,465,000
 $
1,465,000
0.02%

DWS Strategic Income Trust
DWS
110,000
 $                   110,000
0.00%

DWS Strategic Income VIP
DWS
310,000
 $                   310,000
0.01%

DWS Short Duration Plus Fund
DWS
65,000
 $                     65,000
0.00%

Total

7,100,000
 $
7,100,000
0.12%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information






Security Purchased
Comparison Security
CUSIP
75281AAJ8

Issuer
RANGE RESOURCES CORP

Underwriters
BoA, JP Morgan, Barclays, BBVA, BMO Capital
Markets, Calyon, Capital One, Citigroup,
Comerica
Securities, Credit Suisse, DBSI, Fortis
Securities,
Keybanc Capital Markets, Natixis
Bleichroeder,
RBC Capital Markets, Scotia Capital, Societe
Generale, SunTrust Robinson Humphrey,
Wachovia

Years of continuous operation, including predecessors
> 3 years

Security
RRC 7.25% 5/1/2018

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/1/2008

Total amount of offering sold to QIBs
250,000,000

Total amount of any concurrent public
offering
0

Total
250,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.00%

Rating
Ba3/BB

Current yield
7.25%

Benchmark vs Spread (basis points)
351 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
DWS Funds





DWS Balanced Fund
DWS
15,000
 $                     15,000
0.00%

DWS Balanced VIP
DWS
10,000
 $                     10,000
0.00%

DWS High Income Fund
DWS
570,000
 $                   570,000
0.01%

DWS High Income Plus Fund
DWS
115,000
 $                   115,000
0.00%

DWS High Income Trust
DWS
70,000
 $                     70,000
0.00%

DWS High Income VIP
DWS
75,000
 $                     75,000
0.00%

DWS Lifecycle Long Range Fund
DWS
10,000
 $                     10,000
0.00%

DWS Multi Market Income Trust
DWS
45,000
 $                     45,000
0.00%

DWS Short Duration Plus Fund
DWS
25,000
 $                     25,000
0.00%

DWS Strategic Income Fund
DWS
45,000
 $                     45,000
0.00%

DWS Strategic Income Trust
DWS
10,000
 $                     10,000
0.00%

DWS Strategic Income VIP
DWS
10,000
 $                     10,000
0.00%

Total

1,000,000
 $
1,000,000
0.02%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.












Security Information






Security Purchased
Comparison Security
CUSIP
28336LBR9

Issuer
EL PASO NATURAL GAS

Underwriters
DBSI, Goldman Sachs, JP Morgan, BoA, Credit
Suisse, RBS Greenwich Capital, Scotial
Capital,
Societe Generale, UniCredit SpS

Years of continuous operation, including predecessors
> 3 years

Security
EP 7.25% 6/1/2018

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/22/2008

Total amount of offering sold to QIBs
600,000,000

Total amount of any concurrent public
offering
0

Total
600,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.80%

Rating
Ba3/BB-

Current yield
7.25%

Benchmark vs Spread (basis points)
333 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
DWS Funds





DWS Balanced Fund
DWS
125,000
 $                   125,000
0.00%

DWS Balanced VIP
DWS
40,000
 $                     40,000
0.00%

DWS High Income Fund
DWS
4,675,000
 $
4,675,000
0.08%

DWS High Income Plus Fund
DWS
925,000
 $                   925,000
0.02%

DWS High Income Trust
DWS
570,000
 $                   570,000
0.01%

DWS High Income VIP
DWS
630,000
 $                   630,000
0.01%

DWS Lifecycle Long Range Fund
DWS
55,000
 $                     55,000
0.00%

DWS Multi Market Income Trust
DWS
365,000
 $                   365,000
0.01%

DWS Short Duration Plus Fund
DWS
85,000
 $                     85,000
0.00%

DWS Strategic Income Fund
DWS
340,000
 $                   340,000
0.01%

DWS Strategic Income Trust
DWS
100,000
 $                   100,000
0.00%

DWS Strategic Income VIP
DWS
90,000
 $                     90,000
0.00%

Total

8,000,000
 $
8,000,000
0.13%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information






Security Purchased

CUSIP
161175AG9

Issuer
CHARTER COMMUNICATIONS

Underwriters
Credit Suisse, DBSI, JP Morgan, BMO Capital
Markets, BNP Paribas, Piper Jaffray

Years of continuous operation, including predecessors
> 3 years

Security
CHTR 10.825% 9/15/2014

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
3/11/2008

Total amount of offering sold to QIBs
545,896,000

Total amount of any concurrent public
offering
0

Total
545,896,000

Public offering price
96.11

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.65%

Rating
B3/B-

Current yield
11.32%

Benchmark vs Spread (basis points)
884 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS High Income Fund
DWS
1,825,000
 $
1,825,000
0.03%

DWS High Income Plus Fund
DWS
350,000
 $                   350,000
0.01%

DWS High Income Trust
DWS
210,000
 $                   210,000
0.00%

DWS High Income VIP
DWS
250,000
 $                   250,000
0.00%

DWS Multi Market Income Trust
DWS
125,000
 $                   125,000
0.00%

DWS Strategic Income Fund
DWS
140,000
 $                   140,000
0.00%

DWS Strategic Income Trust
DWS
35,000
 $                     35,000
0.00%

DWS Strategic Income VIP
DWS
40,000
 $                     40,000
0.00%

Total

2,975,000
 $
2,975,000
0.05%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.